Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, Chief Executive Officer of Pacific American Income Shares, Inc. ("Fund"), certify, that to my knowledge:

1.   The Fund's periodic report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.   The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

        //s// James W. Hirschman                              August 24, 2004
James W. Hirschmann                                  Date
Chief Executive Officer

Certification Filed as Exhibit 11(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, Chief Financial Officer of Pacific American Income Shares, Inc. ("Fund"), certify, that to my knowledge:

1.   The Fund's periodic report on Form N-CSR for the period ended June 30, 2004 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. Section 78m(a) or 78o(d)); and

2.   The information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

        //s// Marie K. Karpinski                              August 24, 2004
Marie K. Karpinski                                  Date
Chief Financial Officer